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                                                                   EXHIBIT 10.60

                            [RECOGNITION LETTERHEAD]

October 25, 1994


Mr. William G. Spears



Dear Mr. Spears:

Reference is hereby made to the Director Stock Plan set forth in the resolutions adopted by the Board of Directors of the Company on September 24, 1987, as amended by the resolutions adopted by the Board of Directors on November 8, 1990, January 24, 1991, May 30, 1991, and November 1, 1991 (the "Plan"). A copy of the Plan is attached hereto.

Pursuant to the Plan, you received a grant of 5,000 shares of Common Stock of the Company upon your election as a Director. This grant is effective October 25, 1994. With regard to that grant, you understand that such shares of stock are subject to the restrictions relating to the shares as are set forth in the Plan, and in consideration of the grant of such shares to you, you hereby agree
(a) to the Company's holding the certificates representing the shares until such time as the shares become nonforfeitable and transferable; (b) to comply with all applicable federal and state securities laws and other legal requirements relating to such shares, including, but not limited to, the requirements (i) that any disposition of such shares by an "affiliate" (as that term is defined in the federal securities laws) shall only be accomplished pursuant to the provisions of Rule 144 (except for the holding period requirement), and (ii) that any shares forfeited pursuant to the provisions of the Plan shall be reported pursuant to Section 16(a) of the Securities Exchange Act of 1934; and (c) to execute and deliver to Recognition such instruments, if any, as Recognition may request to evidence the forfeiture of such shares.

If you agree to the foregoing, please sign both the original and the copy of this letter where indicated, retain the original and return the copy to the Secretary.

Yours very truly,                            Agreed and accepted:

RECOGNITION INTERNATIONAL INC.
                                                 /s/   W.G. Spears
                                             ---------------------------------
                                             Signature

By:     /s/  Carol S. Lyon                               10-28-94
     -----------------------------------     ---------------------------------
        Carol S. Lyon                        Date
        Vice President and
        Corporate Secretary

/ls